S000075962 [Member] Investment Strategy - Carillon Chartwell Short Duration High Yield Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]	Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa3 category by Moody’s Investors Service, Inc. (“Moody’s), or below BBB- by Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”), at the time of purchase or, if unrated, are determined to be of comparable credit quality by the fund’s subadviser. Under normal market conditions, the fund’s subadviser expects to primarily invest in debt securities rated BB, the higher quality tier of the overall high yield market, which the fund’s subadviser believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole. The subadviser considers a security to be rated BB if, at the time of purchase, it was assigned a rating of Ba1, Ba2, or Ba3 by Moody’s, or BB+, BB, or BB- by S&P or Fitch, or, if unrated, it was determined to be of comparable credit quality by the fund’s subadviser. The fund’s subadviser seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by the fund’s investments in high yield securities.
The types of debt securities in which the fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. While the fund may invest in securities of any maturity, the fund will normally target an average portfolio effective duration, as estimated by the fund’s subadviser, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.
The subadviser also may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the fund’s net assets have been invested in high yield securities.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.